UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 11, 2021

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri	1-06089	44-0607856
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices) (Zip Code)

(816) 854-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	HRB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.
On June 11, 2021, Block Financial LLC (“Block Financial”), a wholly-owned subsidiary of H&R Block, Inc. (the “Company”), entered into the Fourth Amended and Restated Credit and Guarantee Agreement (the “Amended Credit Facility”) amending and restating the Third Amended and Restated Credit and Guarantee Agreement, which was entered into as of September 21, 2018 (the “2018 Credit Facility”) among Block Financial, as the borrower, the Company, as the guarantor, the lenders party thereto from time to time, and JPMorgan Chase Bank, N.A. ("JPM"), as the administrative agent. The Amended Credit Facility extends the scheduled maturity date under the 2018 Credit Facility from September 21, 2023 to June 11, 2026, revises the aggregate principal amount to $1.5 billion, revises the applicable interest rate table, and adjusts the covenant measurement dates to align with the Company’s new June 30 fiscal year end. All other material terms of the Amended Credit Facility remain substantially unchanged from the 2018 Credit Facility.
Block Financial, the Company, JPM, and the lenders party thereto entered into the original Credit and Guarantee Agreement as of September 21, 2015 (the “Original Credit Facility”), which was amended and restated in 2016, 2017, and 2018. For additional information about the terms of the 2018 Credit Facility, the prior amendments in 2017 and 2016, and the Original Credit Facility, see the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on September 24, 2018, September 25, 2017, September 26, 2016, and September 21, 2015, respectively, the relevant portions of which are incorporated herein by reference.
The foregoing description of the Amended Credit Facility does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Amended Credit Facility, as executed by the parties thereto, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 above is incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit Number    Description

10.1
Fourth Amended and Restated Credit and Guarantee Agreement dated June 11, 2021 by and among Block Financial LLC, H&R Block, Inc., the lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date:	June 15, 2021	By:	/s/ Scott W. Andreasen
Scott W. Andreasen
Vice President and Secretary